UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2009

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AE BIOFUELS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700

Cupertino, California 95014

(Address of Principal Executive Offices) (Zip Code)

(408) 213-0940

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2009, the Board of Directors (the “Board”) of AE Biofuels, Inc. accepted the resignation of Michael P. DeLong from the board of directors of the Company due to Mr. DeLong’s time constraints and his decision to focus his attention on his work with Boeing and his other business interests. Mr. DeLong served as a member of each of the Audit Committee and the Governance, Compensation and Nominating Committee.

With the departure of Mr. DeLong, the Company’s Board of Directors now consists of three independent directors plus Eric McAfee, the Company’s Chariman and CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2009

AE BIOFUELS, INC.

By:	/s/ SCOTT JANSSEN
Scott Janssen Chief Financial Officer

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